Exhibit 99.1

EQUAL ENERGY ANNOUNCES SHAREHOLDER DIVIDEND PAYMENTS AND AN

EXTENSION TO THE PETROFLOW ARRANGEMENT

Equal also responds to Montclair new releases

OKLAHOMA CITY, May 1, 2014 – Equal Energy Ltd. (“Equal”, “the Company”, “we” or “our”) (NYSE: EQU; TSX: EQU) today announced that pursuant to the terms of an arrangement agreement amendment dated May 1, 2014 (the “Amending Agreement”) Equal, Petroflow Energy Corporation and its wholly-owned subsidiary, Petroflow Canada Acquisition Corp. (“Petroflow Sub” and together with Petroflow Energy Corporation, “Petroflow”) have agreed to amend certain terms of their arrangement agreement dated December 6, 2013 (the “Arrangement Agreement”).

Pursuant to the Arrangement Agreement, Petroflow Sub will acquire all of the outstanding common shares of Equal for US$5.43 in cash per share (the “Arrangement Consideration”) by way of a plan of arrangement under the Business Corporations Act (Alberta) (the “Arrangement”). The extension was granted as Petroflow has obtained financing commitments in the amounts necessary for it to complete the Arrangement.

Among other items, the Amending Agreement provides for payment by Equal of two dividends of US$0.05 per common share. The Amending Agreement also extends the outside termination date of the Arrangement Agreement to July 31, 2014, from the original May 1, 2014 date.

“We are pleased that Petroflow has secured their financing commitment and we continue to believe that the Arrangement with Petroflow provides maximum value to our shareholders,” said Michael Doyle, Chairman of Equal’s board of directors (the “Board”). “We have agreed to an extension so that the Arrangement can be presented to shareholders for a vote, and Petroflow has agreed that shareholders should receive the dividend payments as compensation for the later closing.”

Equal also commented on news releases issued by Montclair Energy, LLC (“Montclair”) on April 11, 2014 and April 29, 2014 that criticized the Arrangement and that proposed that Equal terminate the Arrangement Agreement, respectively.

Details of Dividends and Extension

The Board has approved payment of the first US$0.05 dividend on May 28, 2014 to shareholders of record at the close of business on May 15, 2014. The second US$0.05 dividend will be paid to shareholders that are entitled to receive the Arrangement Consideration on the closing of the Arrangement. The Board expects the Arrangement will be completed no later than the agreed extension date of July 31, 2014.

The extension granted by Equal pursuant to the Amending Agreement is intended to provide sufficient time for the parties to meet the closing conditions to the Arrangement Agreement before the Arrangement is presented to a vote of all shareholders of Equal.

Details of the Arrangement are included in the preliminary information circular and proxy statement filed by Equal on December 31, 2013. An amended preliminary information circular and proxy statement that describes the amendments to the Arrangement Agreement will be filed with the applicable securities regulatory authorities. The date for the special shareholder meeting to approve the Arrangement will be set when the information circular and proxy statement is finalized following mandatory regulatory review.

The Board unanimously recommended that Equal’s shareholders vote FOR the Arrangement at the upcoming meeting.

Comments on Montclair Disclosure

In response to the recent press releases by Montclair, Equal notes that a special committee of three independent directors, assisted by expert financial and legal advisors, undertook a review of a number of strategic alternatives for Equal, including a return of capital to shareholders through share buybacks similar to the alternatives proposed by Montclair. The special committee recommended to the Board and the Board determined that the completion of the Arrangement with Petroflow was in the best interests of Equal.

Additional Information

In connection with the Arrangement, Equal filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on December 31, 2013. The preliminary proxy statement has also been filed on the Canadian SEDAR filing system at www.sedar.com, and is available on Equal’s website at www.equalenergy.ca The preliminary proxy statement contains important information about the proposed Arrangement and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT, AND WHEN AVAILABLE, THE FINAL PROXY STATEMENT. Investors and shareholders may obtain free copies of the preliminary proxy statement and other documents filed with the SEC by Equal through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders may obtain free copies of the preliminary proxy statement from Equal by telephone at (405) 242-6000, or by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, 73142 Attn: Investor Relations. Equal will furnish the finalized proxy statement to its shareholders when it is available.

Equal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Equal in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein is included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Amendment No. 1 to Equal’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on April 29, 2013 This document is available free of charge at the SEC’s web site at www.sec.gov, and from Equal by telephone at (405) 242-6000, or by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, 73142 Attn: Investor Relations.

Any Equal shareholder that has questions or requires more information with regard to the voting of Equal shares should contact Kingsdale Shareholder Services Inc. by toll-free telephone in North America at 1-866-581-1479 or collect call outside North America at 416-867-2272, or by e-mail at contactus@kingsdaleshareholder.com.

About Equal Energy Ltd.

Equal Energy is an oil and gas exploration and production company based in Oklahoma City, Oklahoma. Our oil and gas assets are centered on the Hunton liquids-rich natural gas property in Oklahoma. Our shares are listed on the New York Stock Exchange and the Toronto Stock Exchange under the symbol (EQU). Our convertible debentures are listed on the Toronto Stock Exchange under the symbols EQU.DB.B.

For more information contact:

Don Klapko

President and Chief Executive Officer

(403) 536-8373

OR

Scott Smalling

Senior Vice President, Finance and Chief Financial Officer

(405) 242-6020

Forward-Looking Statements

Certain information in this press release constitutes forward-looking statements under applicable securities laws including statements relating to the completion of the Arrangement, payment of consideration pursuant to the Arrangement, payment of dividends and adequate financing being obtained by Petroflow to complete the Arrangement. Any statements that are contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements are often identified by terms such as “may,” “should,” “anticipate,” “expects,” “seeks” and similar expressions.

Forward-looking statements necessarily involve known and unknown risks, such as risks associated with oil and gas production; marketing and transportation; loss of markets; volatility of commodity prices; currency and interest rate fluctuations; imprecision of reserve and future production estimates; environmental risks; competition; incorrect assessment of the value of acquisitions; failure to realize the anticipated benefits of dispositions; inability to access sufficient capital from internal and external sources; changes in legislation, including but not limited to income tax, environmental laws and regulatory matters; and failure to obtain shareholder approval or to meet other closing conditions for the Arrangement, including the failure of Petroflow to deliver the funds to complete the Arrangement. Readers are cautioned that the foregoing list of factors is not exhaustive.

Readers are cautioned not to place undue reliance on forward-looking statements as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward looking statements contained in this press release are expressly qualified by this cautionary statement.

Additional information on these and other factors that could affect Equal’s operations or financial results are included in Equal’s reports on file with Canadian and U.S. securities regulatory authorities and may be accessed through the SEDAR website (www.sedar.com), the SEC’s website (www.sec.gov), Equal’s website (www.equalenergy.ca) or by contacting Equal. Furthermore, the forward looking statements contained in this press release are made as of the date of this press release, and Equal does not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by securities law.